UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 27, 2013

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2013, DCP Midstream Partners, LP (the “Partnership”) entered into a contribution agreement (the “Contribution Agreement”) with DCP Midstream, LLC (“Midstream”) and DCP LP Holdings, LLC (“Holdings”), pursuant to which Holdings, an affiliate of Midstream, agreed to contribute to the Partnership an additional 46.67% interest in DCP SC Texas GP (the “Eagle Ford Joint Venture”) and a three year direct commodity price derivative (the “Hedge”) beginning April 1, 2013 (the “Transaction”). The aggregate consideration for the Transaction will be $626.4 million, subject to certain customary closing conditions and working capital and other purchase price adjustments, which will consist of (i) $501.1 million in cash that is expected to be financed through debt, and (ii) common units of the Partnership having an aggregate value of $125.3 million, issued directly to Midstream. In addition to the consideration for the Transaction, the Partnership will also reimburse Midstream for its proportionate share of the capital spent to date to the Eagle Ford Joint Venture for the construction of the Goliad plant, plus an incremental payment of $23.3 million to Holdings as reimbursement for preformation capital expenditures. The Partnership estimates that its 80% share of the capital required for the construction of the Goliad plant to be approximately $230 million. Midstream will also provide a twenty-seven month direct commodity price hedge for the Partnership’s commodity exposure related to the additional 46.67% interest in the Goliad plant. The Partnership previously acquired a 33.33% interest in the Eagle Ford Joint Venture and similar commodity derivative hedge from Midstream on November 2, 2012 for approximately $438.3 million. The Transaction will bring the Partnership’s ownership in the Eagle Ford Joint Venture to 80%.

The Eagle Ford Joint Venture is a fully integrated midstream business which includes: approximately 6,000 miles of gathering systems; production from 900,000 acres supported by acreage dedications or throughput commitments under long-term predominantly percent of proceeds agreements; five cryogenic natural gas processing plants totaling 760 million cubic feet per day of processing capacity; three fractionation locations with total capacity of 36,000 barrels per day capacity; natural gas residue outlets including interstate and intrastate pipelines; and NGL deliveries to the Gulf Coast petrochemical markets and to Mont Belvieu through the Sand Hills pipeline. Holdings, as counterparty to the Hedge, will provide the Partnership with the Hedge to mitigate commodity price exposure.

Midstream currently owns, directly or indirectly, 100% of DCP Midstream GP, LLC (“GP LLC”), which is the general partner of DCP Midstream GP, LP, which is the Partnership’s general partner. Accordingly, the conflicts committee of GP LLC’s Board of Directors approved the Transaction. The conflicts committee, a committee of independent members of GP LLC’s Board of Directors, retained independent legal and financial advisors to assist it in evaluating the Transaction.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the terms of the Contribution Agreement and the Transaction is not complete and is qualified in its entirety by reference to the full and complete terms of the Contribution Agreement. There can be no assurance that the Transaction will be completed or that the anticipated benefits of the Transaction will be realized. Forward-looking statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond the Partnership’s control.

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2013, the Partnership issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow, and adjusted segment EBITDA for each of our three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income (loss) attributable to partners, which GAAP financial measure is presented in the attached press release and prominently below for the applicable periods presented, and net cash (used in) provided by operating activities, which GAAP financial measure is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income (loss) attributable to partners, which GAAP financial measures are presented in the attached press release and prominently below for the applicable periods presented:

DCP MIDSTREAM PARTNERS, LP

GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	As Reported in 2011*	2012	2011	As Reported in 2011*
	(Millions, except for per unit amounts)
Net income (loss) attributable to partners	$64.3	$4.6	$(1.5)	$168.0	$120.8	$100.4
Net cash (used in) provided by operating activities	$(33.9)	$79.8	$55.2	$124.9	$260.8	$204.1

DCP MIDSTREAM PARTNERS, LP

SEGMENT GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2012	2011	As Reported in 2011*	2012	2011	As Reported in 2011*
	(Millions)			(Millions)
Natural Gas Services Segment:
Segment net income (loss) attributable to partners	$53.9	$6.2	$(2.1)	$179.5	$142.0	$110.7
NGL Logistics Segment
Segment net income attributable to partners	$18.8	$7.8	$7.8	$53.0	$28.4	$28.4
Wholesale Propane Logistics Segment:
Segment net income attributable to partners	$13.7	$12.2	$12.2	$24.5	$33.1	$33.1

*	The transfer of net assets between entities under common control was accounted for as if the transaction had occurred at the beginning of the period, and prior years were retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2011 for comparative purposes.

Item 7.01 Regulation FD Disclosure.

On February 27, 2013 the Partnership issued a press release announcing the Transaction along with the Partnership’s financial results for the fourth quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Contribution Agreement, dated February 27, 2013, among DCP LP Holdings, LLC, DCP Midstream, LLC and DCP Midstream Partners, LP

99.1	Press Release dated February 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2013

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Contribution Agreement, dated February 27, 2013, among DCP LP Holdings, LLC, DCP Midstream, LLC and DCP Midstream Partners, LP

99.1	Press Release dated February 27, 2013